SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): August 22, 2006

                   IndyMac INDX Mortgage Loan Trust 2006-AR5
                   -----------------------------------------
                        (exact name of issuing entity)
          Commission File Number of the issuing entity: 333-127556-25

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-127556

                             IndyMac Bank, F.S.B.
                             --------------------
           (Exact name of the sponsor as specified in its charter)]

           Delaware                                            95-4791925
-----------------------------------                    ------------------------
  (State or Other Jurisdiction                            (I.R.S. Employer
        of Incorporation)                                Identification No.)

      155 North Lake Avenue
       Pasadena, California                                             91101
------------------------------------------                      ---------------
               (Address of Principal                               (Zip Code)
                 Executive Offices)

Registrant's telephone number, including area code: (800) 669-2300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange
    Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Section 8   Other Events

Item 8.01   Other Events.

On March 30, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2006-AR5, Mortgage Pass-Through Certificates, Series 2006-AR5 (the "Certificates"). On August 22, 2006, the Company entered into an agreement to amend the Pooling and Serviceing Agreement ("Amendment No.1") by and among the Company, as depositor, IndyMac, as servicer, and the Trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Was previously filed on April 14, 2006 (accession no. 0000905148-06-003318). Amdendment No.1 is annexed hereto as Exhibit 99.1.

Section 9   Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

      Not applicable.

(b) Pro forma financial information.

      Not applicable.

(c)  Shell Company Transactions.

(d) Exhibits.

Exhibit No. Description

      99.1 Amendment No.1, dated as of August 22, 2006, by and among the Company, IndyMac and the Trustee.

SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INDYMAC MBS, INC.



                                          By:  /s/ Victor H. Woodworth
                                               -----------------------
                                                 Victor H. Woodworth
                                                 Vice President



Dated: August 22, 2006

                                 Exhibit Index

Exhibit
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99.1 Amendment No.1, dated as of August 22, 2006, by and among the Company, IndyMac and the Trustee.